UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2021

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-32663	88-0318078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4830 North Loop 1604W, Suite 111
San Antonio, Texas 78249
(Address of Principal Executive Offices, including Zip Code)

(210) 547-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CCO	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 19, 2020, the Board of Directors of Clear Channel Outdoor Holdings, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”), payable on May 29, 2020, for each share of common stock, par value $0.01 per share, of the Company (the “Common Shares”) outstanding on May 29, 2020 to the stockholders of record on that date. In connection with the distribution of the Rights, the Company entered into a Rights Agreement (the “Rights Agreement”), dated as of May 19, 2020, between the Company and Computershare Trust Company, N.A., as rights agent.

On May 14, 2021, the Company entered into Amendment No. 1 to the Rights Agreement between the Company and Computershare Trust Company, N.A., as rights agent (the “Amendment”), which amends the Rights Agreement. The Amendment extends the expiration of the Rights Agreement from May 14, 2021 to April 15, 2022.

The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, as amended by the Amendment. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events.

On May 14, 2021, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Amendment No. 1 to Rights Agreement, dated as of May 14, 2021, between Clear Channel Outdoor Holdings, Inc. and Computershare Trust Company, N.A., as rights agent.

99.1	Press Release dated May 14, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: May 14, 2021	By:	/s/ Brian D. Coleman
	Name:	Brian D. Coleman
	Title:	Chief Financial Officer